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                                                                    Exihibit 1.1
                                                                    ------------


                               WEEKS REALTY, L.P.

                                Debt Securities

                       ---------------------------------

                             Underwriting Agreement
                             ----------------------
                                                                   July 30, 1998


To the Representatives of the several
Underwriters named in the respective
Pricing Agreements hereinafter described.

Ladies and Gentlemen:

     From time to time Weeks Realty, L.P., a Georgia limited partnership (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in
Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities").

     The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (the "Indenture") identified in such Pricing Agreement.

     1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and the commission, if


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any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statements and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

     2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a) One or more registration statements on Form S-3 (the File Nos. of which are set forth in the relevant Pricing Agreement) in respect of the Securities have been filed with the Securities and Exchange Commission (the "Commission"); such registration statements and any post-effective amendments thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statements, but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933 (the "Act"), which became effective upon filing, no other document with respect to any such registration statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of any such registration statement, any post-effective amendments thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statements or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"); the various parts of such registration statements, any post-effective amendments thereto or the Rule 462(b) Registration Statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statements at the time such part of the registration statements became effective but excluding Form T-1, each as amended at the time such part of the registration statements became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or


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     Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the first effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing;

          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

          (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives


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     expressly for use in the Prospectus as amended or supplemented relating to such Securities;

          (d) None of Weeks Corporation, a Georgia corporation ("Weeks"), Weeks GP Holdings, Inc., a Georgia corporation wholly owned by Weeks ("Weeks GP") and the sole owner of an approximate 1% general partnership interest in the Company, Weeks LP Holdings, Inc. ("Weeks LP"), a Georgia corporation wholly owned by Weeks and a limited partner in the Company, the Company, Weeks GP, Weeks Realty Services, Inc. ("Weeks Realty Services"), a Georgia corporation and subsidiary of the Company, Weeks Construction Services, Inc. ("Weeks Construction Services"), a Georgia corporation and subsidiary of the Company, Weeks Financing Limited Partnership (the "Financing Partnership"), a Georgia limited partnership of which 99% is owned by the Company and 1% is owned by Weeks Realty Services, Weeks Development Partnership ("Weeks Development"), a Georgia limited partnership owned 25% by Weeks Realty Services and 75% by Weeks Construction Services, or any of their respective subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus which loss or interference would have a material adverse effect on the consolidated financial position or results of operations of Weeks, the Company and their subsidiaries taken as a whole (for purposes of this Underwriting Agreement, the terms "subsidiary" and "subsidiaries" refer to any corporation, partnership, limited liability company, trust or other organization or association in which Weeks and/or the Company owns a direct or indirect voting or economic interest of more than 50%); and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the partnership capital of the Company or capital stock of Weeks, short-term debt or long-term debt of the Company or Weeks or the capital stock or equity capital or short-term debt or long-term debt of any of the Company's subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity, partnership capital or results of operations, as applicable, of Weeks, the Company, or any of their subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented;

          (e) The Company, Weeks and their subsidiaries have good and marketable title in fee simple to all real property and own all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus as amended or supplemented or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company, Weeks and their subsidiaries; and any real property and buildings held under lease by Weeks, the Company and their subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by Weeks, the Company and their subsidiaries, in each case except as set forth in the Prospectus;


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          (f) Each of the Company and each subsidiary that is a partnership has been duly organized and is validly existing as a partnership in good standing, if applicable, under the laws of its jurisdiction of organization, has the partnership power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign partnership or otherwise for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified or be in good standing in any such jurisdiction; each of Weeks and each subsidiary that is a corporation has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Georgia, has the corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified or be in good standing in any such jurisdiction; and each subsidiary that is a limited liability company has been duly organized and is validly existing as a limited liability company in good standing under the laws of its jurisdiction of formation, has the limited liability company power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign limited liability company for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified or be in good standing in any such jurisdiction;

          (g) Weeks has no direct subsidiaries other than Weeks GP and Weeks LP; and the Company has no material subsidiaries other than Weeks Construction Services, Weeks Realty Services, Weeks Development, the Financing Partnership, Weeks Special Purpose, LLC, a Georgia limited liability company, Weeks SPV Financing, LLC, a Georgia limited liability company, Weeks NC Financing Limited Partnership, a Georgia limited partnership, Weeks Tradeport Limited Partnership, a Georgia limited partnership, Weeks Highland Oaks Limited Partnership, a Georgia limited partnership, Weeks/Skyland Joint Venture, L.P., a Georgia limited partnership, Sugar Loaf Holdings One, LLC, a Georgia limited liability company, Weeks Beacon Centre LLC, a Georgia limited liability company, Codina/Tradewind, Ltd., a Florida limited partnership, Codina/Tradewind No. 4, Ltd., a Florida limited partnership, Raha Associates, Ltd., a Florida limited partnership, New World Partners Joint Venture, a Florida general partnership, New World Partners Joint Venture Number Two, a Florida general partnership, New World Partners Joint Venture Number Three, a Florida general partnership, and New World Partners Joint Venture Number Four, a Florida general partnership, North Point Limited Partnership No. 1, a Florida limited partnership, Weeks P-95, LLC, a Georgia limited liability company, North Point Limited Partnership No. 2, a Florida limited partnership, P-95/Global Limited Partnership, a Georgia limited partnership, and P-95/Fed Limited Partnership, a Georgia limited partnership;


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          (h) The Second Amended and Restated Agreement of Limited Partnership
     of Weeks Realty L.P., dated as of October 30, 1996, as amended by the First Amendment to Second Amended and Restated Agreement of Limited Partnership of Weeks Realty, L.P., dated as of November 1, 1996, and the Second Amendment to Second Amended and Restated Agreement of Limited Partnership of Weeks Realty L.P., dated as of December 31, 1996, and the Third Amendment to Second Amended and Restated Agreement of Limited Partnership of Weeks Realty, L.P., dated as of January 31, 1997 and the Fourth Amendment to Second Amended and Restated Agreement of Limited Partnership of Weeks Realty, L.P., dated as of August 1, 1997 and the Fifth Amendment to the Second Amended and Restated Agreement of Limited Partnership dated as of October 7, 1997, and the Sixth Amendment to the Second Amended and Restated Agreement of Limited Partnership dated as of October 27, 1997, and the Seventh Amendment to the Second Amended and Restated Agreement of Limited Partnership dated as of December 30, 1997, and the Eighth Amendment to the Second Amended and Restated Agreement of Limited Partnership dated as of January 9, 1998, and the Ninth Amendment to the Second Amended and Restated Agreement of Limited Partnership dated as of January 20, 1998, as affected by that certain Certificate Regarding Additional Contributions by PCTC Associates, LLC to Weeks Realty, L.P., dated as of March 2, 1998 (the "Operating Partnership Agreement"), and the partnership agreement or limited liability company agreement of each partnership or limited liability company subsidiary, as applicable, has been duly authorized, executed and delivered by each partner or member thereof and is valid, legally binding and enforceable in accordance with its terms; the Company has a capitalization as set forth in the Prospectus as amended or supplemented, and all of the partnership interests in the Company have been duly and validly authorized and issued and are fully paid and conform to the description thereof contained in the Prospectus; all of the partnership interests in each of the partnership subsidiaries, all of the limited liability company interests in each of the limited liability company subsidiaries and all of the issued shares of capital stock of each of the corporate subsidiaries have been duly and validly authorized and issued, are fully paid and (in the case of corporate subsidiaries) are non-assessable and (except as described in the Prospectus) all of such interests and shares are owned directly or indirectly by the Company and/or Weeks;

          (i) Weeks GP is the sole general partner of the Company and Weeks LP owns directly an approximately 73% limited partnership interest in the Company;

          (j) The Securities have been duly authorized, and, when the Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, at the Time of Delivery for such Designated Securities (as defined in Section 4 hereof), the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy,

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     insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and the Indenture conforms, and the Designated Securities will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

          (k) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which Weeks, the Company or any of their respective subsidiaries is a party or by which Weeks, the Company or any of their respective subsidiaries is bound or to which any of the property or assets of Weeks, the Company or any of their respective subsidiaries is subject, nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of Weeks or any corporate subsidiary, the certificate of limited partnership of the Company or any partnership subsidiary or the Operating Partnership Agreement or the partnership agreement of any partnership subsidiary or the certificate of formation or limited liability company agreement of any limited liability company subsidiary, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Weeks, the Company or any of their respective subsidiaries or any of their properties, except for such conflict, breach, violation or default as would not individually or in the aggregate have a material adverse effect on the consolidated financial position or results of operations of the Company, Weeks and their subsidiaries taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or any Pricing Agreement or the Indenture, except such as have been, or will have been prior to each Time of Delivery (as defined in Section 4 hereof), obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or New York State real estate syndication laws in connection with the purchase and distribution of the Securities by the Underwriters, or such consents, approvals, authorizations, registrations or qualifications the failure to obtain which would not individually or in the aggregate result in a material adverse effect on the consolidated financial position or results of operations of the Company, Weeks and their subsidiaries taken as a whole;;

          (l) The statements set forth (i) in the Prospectus under the caption "Description of Debt Securities" and in the Prospectus as amended or supplemented under the caption "Description of Notes", insofar as they purport to constitute a summary of the terms of the Securities, and (ii) in the Prospectus under the captions "Plan of Distribution" and "Federal Income Tax Considerations" and in the Prospectus as amended or supplemented under the captions "Underwriting" and "Certain Federal Income Tax Considerations", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate in all material respects;

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          (m) Other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which Weeks, the Company or any of their respective subsidiaries is a party or of which any property of Weeks, the Company or any of their respective subsidiaries is the subject which, if determined adversely to Weeks, the Company or any of their respective subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, shareholder's equity or partnership capital, as applicable, or results of operations of Weeks, the Company or any of their respective subsidiaries, in each case taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (n) None of Weeks, the Company or any of their subsidiaries is in violation of its charter and by-laws (in the case of Weeks and any of the subsidiaries that are corporations), its certificate of limited partnership or partnership agreement (in the case of the Company and any of the subsidiaries that are limited partnerships), its certificate of general partnership or its partnership agreement (in the case of any of the subsidiaries that are general partnerships), its certificate of formation or limited liability company agreement (in the case of any subsidiaries that are limited liability companies) or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for such defaults as would not individually or in the aggregate have a material adverse effect on the consolidated financial position or results of operations of the Company, Weeks and their subsidiaries taken as a whole;

          (o) None of Weeks, the Company or their subsidiaries is, or will be, after giving effect to the offering and sale of the Securities, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (p) Commencing with Weeks' taxable year ending December 31, 1994, Weeks has been constituted in conformity with the requirements for qualification as a real estate investment trust under Internal Revenue Code of 1986, as amended (the "Code"), and Weeks' historic and proposed methods of operation have enabled and will enable Weeks to meet the requirements for qualification and taxation as a real estate investment trust under the Code;

          (q) Neither Weeks nor the Company nor any of their affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes; and

          (r) Arthur Andersen LLP, and such other accountants acceptable to the Representatives, if any, who have certified certain financial statements of Weeks, the Company and its subsidiaries, and Ernst & Young LLP and Deloitte & Touche LLP, and such other accountants acceptable to the Representatives, if any, who have certified

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     certain financial statements in connection with certain acquisitions by the
     Company, are each independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

     3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

     4. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least forty-eight hours in advance or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

     5.   The Company agrees with each of the Underwriters of any Designated
Securities:

          (a) To prepare the Prospectus as amended or supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery for such Securities which shall be disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration

     Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

          (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign partnership or to file a general consent to service of process in any jurisdiction;

          (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of the Pricing Agreement relating to such Securities and from time to time, to furnish the Underwriters with copies of the Prospectus as amended or supplemented in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

          (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the most recent effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

          (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the later of
     (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or Weeks which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities, without the prior written consent of the Representatives; provided, however, that this restriction shall not operate to preclude Weeks' or the Company's respective ability to draw on the Credit Facility (as defined in the Prospectus);

          (f) To use the proceeds received by the Company from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus as amended or supplemented under the caption "Use of Proceeds";

          (g) Upon the request of the Representatives, to use its best efforts to list, subject to notice of issuance, any Designated Securities on the New York Stock Exchange;

          (h) To use its best efforts to operate its business in such a manner that Weeks will not fail, as a result of any action or omission to act by the Company, to meet the requirements to qualify, for each taxable year ended December 31, as a real estate investment trust under the code;

          (i) Not to invest, reinvest, or otherwise use the proceeds received by the Company from the sale of Securities pursuant to this Agreement in such a manner, or take any action, or omit to take any action, that would cause Weeks, the Company or any of their respective subsidiaries to become an "investment company" as that term is defined in the Investment Company Act; and

          (j) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 a.m., Washington, D.C. time, on the date of the Pricing Agreement relating to the applicable Designated Securities, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

     6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment surveys;
(iv) any fees charged by securities rating services for rating the Securities;
(v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities

Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any trustee and any agent of any trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; (viii) if applicable, all fees and expenses in connection with the listing of the Securities on any national exchange; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 a.m., Washington, D.C. time, on the date of the Pricing Agreement relating to the applicable Designated Securities; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

          (b) Counsel for the Underwriters shall have furnished to the Representatives such opinion or opinions, dated each Time of Delivery for such Designated Securities, with respect to the organization of the Company, the validity of the Designated Securities being delivered at such Time of Delivery, the Registration Statement and the Prospectus as amended or supplemented as well as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Counsel for the Company satisfactory to the Representatives shall have furnished to the Representatives their written opinions (a draft of each such opinion is attached as Annex II hereto), dated each Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

               (i) Weeks has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Georgia, and has the corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

               (ii) The authorized partnership capital of the Company is as set forth in the Prospectus as amended or supplemented, and all of the issued partnership interests of the Company, have been duly and validly authorized and issued and are fully paid;

               (iii) Each of the Company, Weeks and their subsidiaries is duly qualified as a foreign corporation, partnership, limited liability company or otherwise for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect on the Company, Weeks and their subsidiaries taken as a whole (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the general partner of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions);

               (iv) Each corporate subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; all of the issued shares of capital stock of each such corporate subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares and except as otherwise set forth in the Prospectus as amended or supplemented) based upon a review of the stock books and records of each corporate subsidiary are owned directly or indirectly by the Company, Weeks, A. Ray Weeks, Jr., Thomas D. Senkbeil or Forrest W. Robinson, as the case may be, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the general partner of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions);

               (v) Each of the Company and each partnership subsidiary has been duly organized and is validly existing as a partnership in good standing under the laws of its jurisdiction of organization; each of the Operating Partnership Agreement and the partnership agreement of each direct or indirect partnership subsidiary has been duly authorized, executed and delivered by the Company, Weeks or any of their subsidiaries, as the case may be, and constitutes the valid and legally binding obligation of the Company, Weeks or such subsidiaries, as the case may be, and, assuming the due authorization, execution and delivery by each other party thereto, constitutes the valid and legally binding obligation of each such party, and is enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to the effect of general principles of equity; and except as described in the Prospectus as amended or supplemented, based upon a review of the books and records of the Company and each partnership subsidiary, all of the general partnership interests in the Company are owned by Weeks GP, and all of the partnership interests in each partnership subsidiary are owned directly or indirectly by the Company or one or more of its subsidiaries except as specifically identified in such opinion, in each case, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the general partner of the Company or the subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions);

               (vi) Each direct or indirect limited liability company subsidiary has been duly organized and is validly existing as a limited liability company in good standing under the laws of its jurisdiction of organization; each limited liability company agreement of each direct or indirect limited liability company subsidiary has been duly authorized, executed and delivered by the Company, Weeks or any of their subsidiaries, as the case may be, and constitutes the valid and legally binding obligation of the Company, Weeks or such subsidiaries, as the case may be, and, assuming the due authorization, execution and delivery by each other party thereto, constitutes the valid and legally binding obligation of each such party, and is enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to the effect of general principles of equity; and except as described in the Prospectus as amended or supplemented, based upon a review of the books and records of the Company and each limited liability company subsidiary, all of the limited liability company interests in each limited liability company subsidiary are owned directly or indirectly by the Company or one or more of its subsidiaries except as specifically identified in such opinion, in each case, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the general partner of the Company or the subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions);

               (vii) To the best of such counsel's knowledge and other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Company, Weeks or any of their subsidiaries is a party or of which any of the Properties (as defined in the Prospectus as amended or supplemented) or any other property of the Company, Weeks or any of their subsidiaries is the subject which is reasonably likely to have individually or in the aggregate a material adverse effect on the consolidated financial position, shareholders' equity (including, with respect to the Company or other partnership subsidiaries, partnership capital) or results of operations of the Company, Weeks and their subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (viii) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

               (ix) The issue and sale of the Designated Securities and the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, this Agreement and the Pricing Agreement with respect to the Designated Securities and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument known to such counsel to which the Company, Weeks or any of their respective subsidiaries is a party or by which the Company, Weeks or any of their respective subsidiaries is bound or to which any of the property or assets of the Company, Weeks or any of their respective subsidiaries is subject, except for any conflicts, breaches, violations or defaults in the case of such other material agreements or instruments which would not have a material adverse effect on the consolidated financial position or results of operations of the Company, Weeks and their subsidiaries taken as a whole, nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of Weeks or any corporate subsidiary, the certificate of limited partnership of the Company or any limited partnership subsidiary or the Operating Partnership Agreement or the partnership agreement of any partnership subsidiary or the certificate of formation or limited liability company agreement of any limited liability company subsidiary, or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company, the Operating Partnership or any of their subsidiaries or any of their properties;

               (x) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Designated Securities or the consummation by the Company of the transactions contemplated by this Agreement or such Pricing Agreement or the Indenture, except such as have been obtained under the Act and the Trust

         Indenture Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws or New York State real estate syndication laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

               (xi) The statements made under the captions "Description of Debt Securities", "Federal Income Tax Considerations" in the Prospectus and "Plan of Distribution" and in the Prospectus as supplemented or amended under the captions "Description of Notes", "Certain Federal Income Tax Considerations" and "Underwriting", to the extent they constitute matters of law or legal conclusions, or constitute summaries of documents described therein, are true and accurate in all material respects, and fairly present the information called for by the Act and the rules and regulations thereunder with respect to the matters set forth therein;

               (xii) Neither the Company nor Weeks is an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

               (xiii) The Company and each of the partnership or limited liability company subsidiaries is properly treated as a partnership for federal income tax purposes and not as a "publicly traded partnership";

               (xiv) The Designated Securities have been duly authorized, executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; and the Designated Securities and the Indenture conform to the descriptions thereof in the Prospectus as amended or supplemented;

               (xv) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act; and

               (xiv) The Prospectus as amended or supplemented and the documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

         In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Company and representatives of the Underwriters and their counsel during which the contents of the Registration Statement and Prospectus as amended or supplemented and related matters were discussed and reviewed, and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus as amended or supplemented, except as set forth in clause (xi) and (xiv) above and except for the statements concerning such firm appearing under the caption "Legal Matters" therein, on the basis of the information that was developed in the course of the performance of the service referred to above, nothing has come to their attention that caused them to believe that (i) the Registration Statement or any amendment thereto made prior to such Time of Delivery (other than the financial statements and schedules and the other financial data therein, as to which such counsel need express no belief), at the time such Registration Statement or amendment became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Prospectus as amended or supplemented and any further amendment or supplement thereto made prior to such Time of Delivery (other than the financial statements and schedules and the other financial data therein, as to which such counsel need express no belief), on the date of such Prospectus, amendment or supplement or as of such Time of Delivery, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) any documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and schedules and the other financial data therein, as to which such counsel need express no belief), when they became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading. Such counsel shall also state that they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of Georgia and the federal laws of the United States.

          (d) On the date of the Pricing Agreement for such Designated Securities at a time prior to the execution of the Pricing Agreement with respect to such Designated Securities and at the Time of Delivery for such Designated Securities, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the most recent effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex III hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

          (e) (i) None of Weeks, the Company or any of their respective subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities, and (ii) since the respective dates as of which information is given in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities there shall not have been any material change in the capital stock or partnership interests, as applicable, long-term debt, obligations under capital leases or short-term borrowings of Weeks, the Company or any of their respective subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or partnership capital, as applicable, or results of operations of Weeks, the Company or any of their respective subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities, the effect of which, in any such case described in Clause (i) or (ii) above, is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

          (f) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company's or Weeks' securities that are rated by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and
     (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's or Weeks' securities that are rated by any such organization;

          (g) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following:
     (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's or Weeks's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause
     (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

          (h) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of the Pricing Agreement relating to such Designated Securities; and

          (i) If the Prospectus as amended or supplemented states that the applicable Designated Securities will be listed, or that application has been made to list such Designated Securities, on the New York Stock Exchange, the Designated Securities at the applicable Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange.

          (j) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of Weeks GP satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as the Representatives may reasonably request. In addition, the Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities certificates of good standing or valid existence issued by an appropriate official of each of the several states in which Weeks or the Company or any of their subsidiaries has been duly qualified as a foreign corporation, foreign partnership or foreign limited liability company, as applicable, for the transaction of business or in which either Weeks or the Company or any of their subsidiaries owns or leases, or, at such Time of Delivery, proposes to own or lease, properties.

     8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.

     (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

     (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each partner of the Company and to each person, if any, who controls the Company within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

     (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

     11. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Sections 6 and 8 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business and "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us seven counterparts hereof.


                                        Very truly yours,

                                        WEEKS REALTY, L.P.

                                        By:  Weeks GP Holdings, Inc.
                                              General Partner



                                        By:     /s/ David P. Stockert
                                            ------------------------------------
                                           Name: David P. Stockert
                                           Title:   Senior Vice President and
                                                       Chief Financial Officer


Accepted as of the date hereof:

Goldman, Sachs & Co.



     /s/ Goldman, Sachs & Co.
  ---------------------------------
     (Goldman, Sachs & Co.)

                                                                         ANNEX I




                               Pricing Agreement
                               -----------------



                                                                          [Date]


Ladies and Gentlemen:

     Weeks Realty, L.P., a Georgia limited partnership (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated __________ ___, 1998 (the "Underwriting Agreement"), between the Company and [Name(s) of Representative(s)] to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

     If the foregoing is in accordance with your understanding, please sign and return to us [one for the Company and each of the Representatives plus one for each counsel] counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                 Very truly yours,



                                 Weeks Realty, L.P.

                                 By:  Weeks GP Holdings, Inc.,
                                       General Partner


                                 By:
                                    -----------------------------------------
                                    Name:
                                    Title:



Accepted as of the date hereof:

[Name(s) of Representative(s)]]


[By:
    --------------------------------


[[Name(s) of Co-Representative Corporation(s)]


By:
   ---------------------------------
     Name:
     Title:

   ---------------------------------
     [(Name(s) of Co-Representative
          Partnership(s))]]

On behalf of each of the Underwriters

                                  SCHEDULE I
                                                                       Principal
                                                                       Amount of
                                                                      Designated
                                                                      Securities
                                                                           to be
                                                                       Purchased
                                                                      ----------
                                  Underwriter
                                 -------------

                                                                    $
















                                                                    -----------



Total............................................................... $

                                                                     ==========

                                  SCHEDULE II



Registration Statement File Numbers:



Title of Designated Securities:


   [  %] [Floating Rate] [Zero Coupon] [Notes]
   [Debentures] due        ,


Aggregate principal amount:

   [$]


Price to Public:

      % of the principal amount of the Designated Securities, plus accrued
      interest[, if any,] from          to                     [and accrued
      amortization[, if any,] from                 to          ]


Purchase Price by Underwriters:

         % of the principal amount of the Designated Securities, plus accrued interest from

                to          [and accrued amortization[, if any,] from to
                 ]

Form of Designated Securities:

   [Definitive form to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of [The Depository Trust Company or its designated custodian] [the Representatives]]

   [Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.]

Specified funds for payment of purchase price:

   Federal (same day) funds


Time of Delivery:

     a.m. (New York City time),                      , 19


Indenture:


   Indenture dated ______________ __, 1998, between the Company and [        ],
   as Trustee

Maturity:



Interest Rate:


   [   %] [Zero Coupon] [See Floating Rate Provisions]


Interest Payment Dates:


   [months and dates, commencing ....................., 19..]


Redemption Provisions:


   [No provisions for redemption]


   [The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the amount
   of [$        ] or an integral multiple thereof,

   [on or after       ,     at the following redemption prices (expressed in
   percentages of principal amount).  If [redeemed on or before        ,    %,
   and if] redeemed during the 12-month period beginning               ,

                                                   Redemption
                        Year                         Price
                        ----                         -----


    and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

    [on any interest payment date falling on or after             ,        , at
    the election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]]


    [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]


    [Restriction on refunding]


Sinking Fund Provisions:

    [No sinking fund provisions]


   [The Designated Securities are entitled to the benefit of a sinking fund to
   retire [$         ] principal amount of Designated Securities on         in
   each of the years          through

         at 100% of their principal amount plus accrued interest[, together with [cumulative] [noncumulative] redemptions at the option of the Company to
   retire an additional [$        ] principal amount of Designated Securities in
   the years           through            at 100% of their principal amount plus
   accrued interest.]


      [If Designated Securities are extendable debt securities, insert--


Extendable provisions:

   Designated Securities are repayable on           ,           [insert date and
   years], at the option of the holder, at their principal amount with accrued
   interest.  The initial annual interest rate will be       %, and thereafter
   the annual interest rate will be adjusted on          ,             and
   to a rate not less than       % of the effective annual interest rate on U.S.
   Treasury obligations with         -year maturities as of the [insert date 15
   days prior to maturity date] prior to such [insert maturity date].]

     [If Designated Securities are floating rate debt securities, insert--


Floating rate provisions:


   Initial annual interest rate will be       % through          [and thereafter
   will be adjusted [monthly] [on each          ,         ,            and
   ] [to an annual rate of      % above the average rate for           -year
   [month][securities][certificates of deposit] issued by

           and        [insert names of banks].] [and the annual interest rate
   [thereafter] [from

         through         ] will be the interest yield equivalent of the weekly
   average per annum market discount rate for             -month Treasury bills
   plus         % of Interest Differential (the excess, if any, of (i) the then
   current weekly average per annum secondary market yield for         -month
   certificates of deposit over (ii) the then current interest yield equivalent
   of the weekly average per annum market discount rate for        -month
   Treasury bills); [from     and thereafter the rate will be the then current
   interest yield equivalent plus   % of Interest Differential].]

Defeasance provisions:



Closing location for delivery of Designated Securities:



Additional Closing Conditions:


     Paragraph 7(g) of the Underwriting Agreement should be modified in the event that the Securities are denominated in, indexed to, or principal or interest are paid in, a currency other than the U.S. dollar, more than one currency or in a composite currency. The country or countries issuing such currency should be added to the banking moratorium and hostilities clauses and the following additional clause should be added to the paragraph (the entire paragraph should be restated, as amended):

           "; ( ) the imposition of the proposal of exchange controls by any governmental authority in [insert the country or countries issuing such currency, currencies or composite currency]".


Names and addresses of Representatives:

  Designated Representatives:



  Address for Notices, etc.:



[Other Terms]:

                                                                       ANNEX III


Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

   (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

   (ii) in their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) audited and/or examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representative or representatives of the Underwriters (the "Representatives") such term to include an Underwriter or Underwriters who act without any firm being designated as its or their representatives;

   (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly reports on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
(vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

   (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K or Item 2 of the Company's Registration Statement on Form 10, as applicable, for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for five such fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years or in the Company's Registration Statement on Form 10, as applicable;

   (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

   (vi On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of Weeks and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company, Weeks and their subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

          (AO (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

          (BO any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year or the Company's Registration Statement on Form 10, as applicable;

          (CO the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year or the Company's Registration Statement on Form 10, as applicable;

          (DO any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

          (EO as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated partners' capital of the Company (other partnership interests issued pursuant to rights to acquire partnership interests which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and Weeks and their subsidiaries, or any decreases in consolidated net current assets or partners' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (FO for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per unit amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

   (vi In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company, Weeks and their subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company, Weeks and their subsidiaries and have found them to be in agreement.

     All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.

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